Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE AND PRINCIPAL FINANCIAL OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)
     The undersigned Chief Executive Officer and Principal Financial Officer of First Keystone Financial, Inc. (the “Registrant”) hereby certifies that the Registrant’s Form 10-Q for the quarter ended June 30, 2008 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Thomas M. Kelly
Name:	Thomas M. Kelly
Title:	President and Chief Executive Officer Principal Financial Officer

Date: August 14, 2008
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to First Keystone Financial, Inc. and will be retained by First Keystone Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.